UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange of 1934
March 3, 2006
(Date of earliest event reported)

USG CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8864 (Commission File Number)	36-3329400 (IRS Employer Identification No.)
125 South Franklin Street, Chicago, Illinois 60606-4678
(Address of principal executive offices, including zip code)
(312) 606-4000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.
     As previously disclosed, on February 17, 2006, USG Corporation announced that it had filed with the U.S. Bankruptcy Court for the District of Delaware a plan of reorganization and an accompanying disclosure statement in connection with its plan to emerge from Chapter 11 bankruptcy proceedings later this year. On March 3, 2006, we filed with the Bankruptcy Court as exhibit III to the disclosure statement projections that are intended to demonstrate the feasibility of the plan of reorganization. A copy of exhibit III to the disclosure statement is furnished as an exhibit hereto and incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is being furnished as part of this Form 8-K:

Number	Description

99.1	Exhibit III (Projections) to Disclosure Statement, filed with the U.S. Bankruptcy Court for the District of Delaware on March 3, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
By:	/s/ Stanley L. Ferguson
Stanley L. Ferguson,
Executive Vice President and General Counsel

Date: March 3, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Exhibit III (Projections) to Disclosure Statement, filed with the U.S. Bankruptcy Court for the District of Delaware on March 3, 2006.